UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2011

SS&C TECHNOLOGIES HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34675	71-0987913
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

SS&C TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-28430	06-1169696
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

80 Lamberton Road, Windsor, CT	06095
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (860) 298-4500

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
SS&C Technologies Holdings, Inc. (the “Company”) filed with the Securities and Exchange Commission a Registration Statement on Form S-1 (Registration No. 333-171673) (as amended, the “Registration Statement”), which became effective on February 3, 2011, and the related final prospectus (the “Prospectus”) on February 4, 2011. The Summary Compensation Table that was included in the Registration Statement and Prospectus did not include bonus compensation for the 2010 fiscal year because the amounts of such bonuses were not determined and calculable at the time the Registration Statement and Prospectus were filed.
On March 15, 2011, the Compensation Committee of the Board of Directors of the Company authorized and approved the payment of cash bonuses for the 2010 fiscal year to the Company’s named executive officers. The table below reflects the amounts of the fiscal 2010 bonus payments, the total fiscal 2010 compensation as reported in the Registration Statement and Prospectus and the total recalculated compensation, including bonus payments approved for the Company’s named executive officers, for fiscal year 2010.

		Total Fiscal 2010
		Compensation as Reported	Total Fiscal 2010
		in the Registration	Compensation including
Name and Principal Position	Fiscal 2010 Bonus	Statement and Prospectus	Fiscal 2010 Bonus
William C. Stone	$2,000,000	$4,604,281	$6,604,281
Chief Executive Officer
Normand A. Boulanger	$875,000	$1,616,906	$2,491,906
Chief Operating Officer
Patrick J. Pedonti	$400,000	$941,042	$1,341,042
Chief Financial Officer
Stephen V. R. Whitman	$260,000	$628,552	$888,552
General Counsel

Item 8.01.	Other Events.
On March 17, 2011, the Company issued a press release announcing that effective March 17, 2011, its subsidiary, SS&C Technologies, Inc., had completed its previously announced redemption of $66,625,000 in aggregate principal amount of its 11 3/4% Senior Subordinated Notes due 2013. The outstanding principal amount of the notes after this redemption is $66,625,000. A copy of the press release is being furnished as Exhibit 99.1 to this report.

Item 9.01.	Financial Statements and Exhibits
(d) Exhibits
See Exhibit Index attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SS&C TECHNOLOGIES HOLDINGS, INC.

Date: March 18, 2011

By: /s/ Patrick J. Pedonti
Patrick J. Pedonti
Senior Vice President and
Chief Financial Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SS&C TECHNOLOGIES, INC.

Date: March 18, 2011

By: /s/ Patrick J. Pedonti
Patrick J. Pedonti
Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release “SS&C Completes Partial Redemption of 11 3/4% Senior Subordinated Notes” dated March 17, 2011.